EXHIBIT 24

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ANN M. GOODBODY, JOHN F. RICE and MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   April 25, 1997.

                                                     /s/ John S. Reed
                                                --------------------------------
                                                  Name:  John S. Reed
                                                  Title: Chairman  and Director

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ANN M. GOODBODY, JOHN F. RICE AND MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

          HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   April 25, 1997.

                                                   /s/ D. Wayne Calloway
                                                --------------------------------
                                                 Name: D. Wayne Calloway
                                                 Title: Director

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ANN M. GOODBODY, JOHN F. RICE and MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:      April 25, 1997.


                                                 /s/ Paul J. Collins
                                               --------------------------------
                                               Name: Paul J. Collins
                                               Title: Vice Chairman and Director

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ANN M. GOODBODY, JOHN F. RICE and MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   April 25, 1997.

                                                  /s/ Kenneth T. Derr
                                                --------------------------------
                                                Name: Kenneth T. Derr
                                                Title: Director

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ANN M. GOODBODY, JOHN F. RICE and MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   April 25, 1997.

                                                  /s/ John M. Deutch
                                                --------------------------------
                                                Name: John M. Deutch
                                                Title: Director

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ANN M. GOODBODY, JOHN F. RICE and MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   April 25, 1997.

                                                  /s/ Reuben Mark
                                                --------------------------------
                                                Name: Reuben Mark
                                                Title: Director

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ANN M. GOODBODY, JOHN F. RICE and MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   April 25, 1997.

                                                  /s/ Richard D. Parsons
                                                --------------------------------
                                                Name: Richard D. Parsons
                                                Title: Director

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ANN M. GOODBODY, JOHN F. RICE and MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:  April 25, 1997.

                                                 /s/ William R. Rhodes
                                               --------------------------------
                                               Name: William R. Rhodes
                                               Title: Vice Chairman and Director

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ANN M. GOODBODY, JOHN F. RICE and MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   April 25, 1997.

                                                 /s/ H. Onno Ruding
                                               --------------------------------
                                               Name: H. Onno Ruding
                                               Title: Vice Chairman and Director

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ANN M. GOODBODY, JOHN F. RICE and MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:    April 25, 1997.

                                                  /s/ Robert B. Shapiro
                                                --------------------------------
                                                Name: Robert B. Shapiro
                                                Title: Director

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ANN M. GOODBODY, JOHN F. RICE and MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   April 25, 1997.

                                                  /s/ Frank A. Shrontz
                                                --------------------------------
                                                Name: Frank A. Shrontz
                                                Title: Director

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ANN M. GOODBODY, JOHN F. RICE and MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   April 25, 1997.

                                                   /s/Franklin A. Thomas
                                                --------------------------------
                                                Name: Franklin A. Thomas
                                                Title: Director

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ANN M. GOODBODY, JOHN F. RICE and MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   April 25, 1997.

                                                  /s/ Edgar S. Woolard, Jr.
                                                --------------------------------
                                                Name: Edgar S. Woolard, Jr.
                                                Title: Director

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ANN M. GOODBODY, JOHN F. RICE and MARTIN A. WATERS her true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in her capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand.


Dated:   April 25, 1997.

                                                  /s/ Rozanne L. Ridgway
                                                --------------------------------
                                                Name: Rozanne L. Ridgway
                                                Title: Director